Trade and Other Receivables - Summary of Trade and Other Receivables (Detail) - USD ($) $ in Thousands	Mar. 31, 2020	Mar. 31, 2019
Disclosure Of Trade And Other Receivables [Abstract]
Trade and other receivables, net	$ 46,814	$ 46,819
Due from employees	542	326
Security deposits, net	8,152	6,550
Interest accrued on term deposits	557	1,767
Total	56,065	55,462
Non-current	2,658	2,267
Current	$ 53,407	$ 53,195